Notable

A Predictive Medicine Company

Propelling the Right Drug to the Right Patient

May 2024

Notable

Enhancing the predictability of clinical response,
we aim to develop treatments with better patient outcomes
and reduced development risk, time, and cost

Disclaimer

Forward Looking Statements: This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding Notable Labs, Ltd.'s ("Notable") future operations and goals; the potential benefits of any product candidates or platform technologies of Notable; the timing of any clinical milestones of Notable's therapeutic candidates; the cash runway of the company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Notable's control. Notable's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) uncertainties associated with Notable's platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ii) risks related to the inability of Notable to obtain sufficient additional capital to continue to advance these product candidates and any preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) risks associated with Notable's future financial and operating results, including its ability to become profitable; (vi) Notable's ability to retain key personnel; (vii) Notable's ability to manage the requirements of being a public company; (viii) Notable's ability to obtain orphan drug designation, and the associated benefits, for any of its drug candidates; (ix) Notable's inability to obtain regulatory approval for any of its drug candidates; (x) changes in, or additions, to international, federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, pharmaceutical regulations, and other regulations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled "Risk Factors" in the Annual Report on Form 10-K of Notable Labs, Ltd. for the year ended December 31, 2023, and in other subsequent filings with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Notable expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Why Notable

Notable is a clinical-stage oncology predictive therapeutics company with a novel responder-focused approach to drug development

- **Predictive medicine platform** employs proprietary technology measuring functional cell response to treatment on a patient's cancer sample without regard to genomic markers
- Harbors massive cancer biological response database with focus on hematology
- 97% of platform-defined predicted responders clinically responded to their actual treatment across four clinical validation trials
- Platform applied for identifying and de-risking undervalued, advanced-stage shelved drugs or co-development opportunities to accelerate their development in predicted responders
- **Lead development program Volasertib**, originally developed by Boehringer Ingelheim through Phase 3, entering Phase 2 trial in platform-predicted responders with relapsed/refractory acute myeloid leukemia (R/R AML)
- Current standard-of-care has only approximately 15% response rate
- Phase 2 data milestones expected in 4Q24 and 2025
- Led by strong management and board from leading biopharmaceutical, diagnostic and technology companies

We Aim to Deliver Better and More Predictable Outcomes for Patients

Precision Medicine (one-dimensional)

- Targets genomic mutations
- Only 15% cancer patients carry actionable mutations
- Response rate often low (considers only genetic mutations)



Complete Response Rate (composite)
100
80
60
40
20
0
IDAC¹
IDAC²
Comp³
Comp⁴
Comp⁵
Average

Example: R/R AML

Predictive Medicine (multi-dimensional)

- Interrogates functional cancer cell biology
- Unconstrained by actionable genetic mutations
- Predicted response rate higher (considers numerous factors)



Complete Response Rate (composite)
100
80
60
40
20
0
Target RR
2x SoC
IDAC¹
IDAC²
Comp³
Comp⁴
Comp⁵
Average
NTBL

Notable

1. CLASSIC I: Faderl et al, JCO 2012
2. VALOR: Ravandi et al, Lancet Oncol 2015
3. Enasidenib: De Button et al, Blood 2023
4. ADMIRAL Trial: Perl et al, NEJM 2019
5. Maiti et al, Haematologica 2021

Bypassing Years and Millions of Dollars in Drug Development

Standard Model: From Discovery to Phase 3 – Takes an average of 15 years and $2.5 billion/drug



Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3
Phase 2 in predicted responders
Phase 3 in predicted responders
Treatment
New Patent Life
Companion Diagnostic
Platform
Platform

Notable Model: Propel Advanced-Stage Drugs Over Finish Line – Bypass years of risk and millions of dollars of investments

Acute Myeloid Leukemia (AML) is an Urgent Unmet Need

- In 2024: there will be an estimated 20,800 cases of AML in adults; 11,220 deaths, mostly in adults (American Cancer Society[1])
  - Average age at diagnosis 68 years
- Recent approval of venetoclax/hypomethylating agents (ven/hma) have improved survival and outcome in older patients with de novo AML unfit for intensive chemotherapy
  - 60-70% ORR as up-front therapy[2]
    - Lower ORR, DOR, OS observed in patients with complex cytogenetics/karyotype and TP53 mutations[2,3]
    - Older patients have a higher incidence of these abnormalities[4]
    - R/R AML patients will be enriched for this group
  - Single largest predictor of failure to respond to ven/hma - presence of TP53 mutation[5,6]
- Relapsed/Refractory (R/R) AML[7]:
  - No real defined standard of care for patients who relapse or are refractory to therapy
- Exception being molecularly targeted therapies present in minority of cases (FLT3, IDH1, IDH2 inhibitors)[7], however
  - Fraction of patients respond (34% for gilteritinib/FLT3)[8]
  - All patients will relapse
  - Time to NGS results may jeopardize fast clinical decisions

Notable

1. American Cancer Society website, https://www.cancer.org/cancer/types/acute-myeloid-leukemia/about/key-statistics.html, accessed 4/24/2024
2. Dinardo, et al, NEJM 2020
3. Green, et al, CCR 2022
4. Appelbaum, et al Blood 2006
5. Ong, et al, Cancer Drug Resistance 2022
6. Dinardo, et al, Blood 2020
7. NCCN Guidelines, AML, v4.2023
8. Perl et al; NEJM, 2019

Volasertib: Background

- Extensively studied in solid and liquid tumors (AML)
- Developed through Phase 3 in de novo AML by Boehringer Ingelheim (BI) in over 1,400 patients
- Volasertib/LDAC (low dose ara-c) Phase 2 front line AML trial achieved significantly higher response rate (31.0% CR + CRi) and significantly longer overall survival vs LDAC control
  - Conducted in US/Western EU
  - Manageable tolerability with on-target adverse events
- Global Volasertib/LDAC Phase 3 front line AML trial achieved similar response rate (27.7%) in 666 patients but missed statistical significance in the all-comer trial largely due to
  - Fixed dosing: smaller BMI/BSA resulted in increased toxicities
  - Inconsistent use of prophylactic antibiotics: infectious complications
- BI Phase 3 post-hoc analysis provided strong rationale that body-surface-area dosing and consistent standard-of-care antibiotic prophylaxis would enhance Volasertib clinical profile (even without a predictive platform)



Molecular structure of volasertib (A) and its main metabolite, CD 10899 (B)

Notable

Lang, Istvan, et al. "Potential Drug–Drug Interactions with Combination Volasertib+ Itraconazole: A Phase I, Fixed-sequence Study in Patients with Solid Tumors." Clinical Therapeutics 42.11 (2020): 2214-2224.

Predictive Medicine Platform

Genomics-Based Precision Medicines are Limited

Patients Urgently Need an Approach That Goes Beyond Genetic Mutations



Less than 15% of cancer patients[1] carry a known actionable genetic marker, and thus can benefit from traditional precision medicines

In many clinical settings, genomics-based precision medicines deliver moderate or low clinical response rates[1]

Example: Precision medicine gilteritinib targets FLT3, a genetic mutation found in AML, yet only 34%[2] of Flt3+ patients respond

1. Haslam et al; Annals of Oncology, Vol 32, Issue 7; April 2021
2. Perl et al; New England Journal of Medicine, 381;18; October 31, 2019

Notable's Predictive Medicine Platform

Predicting Response Within a Clinically Actionable Timeframe and Without Regard to Genomic Data


Patient Sample
Predicted Responders
Clinical Responders
Predictive Medicine Platform
Drug Treatment
Predicted Non-Responders
← Response Prediction Results in Seven Days or Less →

Predictive Medicine Merges Biology and Advanced Technology


Robotic Automation
Computation
Fresh Patient Sample
Includes Cancer and Immune Cells
Biosimulation Assay
Multiple Readouts
at the Single Cell Level
Patient Response Prediction
Microenvironment Parameters
Media Components
Cytokines/Growth Factors
Stromal Components
Protocol Parameters
Dosing Schedule
Wash Outs
Feeding
Live
Dying (Apoptosis)
Dead
Proliferating
Maturing (Differentiating)
Quiescent
Drug Pumps
T-cell Activation
Immune Evasion
Predictive Algorithms
Computational algorithms translate data across multiple dimensions into patient response score
Drug Treatment

Stanford University: Clinical Validation Trial

MDS Patient Samples Demonstrate Patient-Specific Responses to Ex Vivo Drug Sensitivity Screening

54 Unique AML/MDS Patients

↓

Patients Screened Against 74 Compounds and 36 Drug Combinations

↓

21 Patients Treated With Screened Compounds

↓

11 Predicted Responders
10 Predicted Non-Responders



Total Blasts
(z-score)
1.6 Less Sensitive
0.8
0.0
−0.8
−1.6 More Sensitive
Drug Classes
Hypomethylating Agent
Anthracycline
Lenalidomide
BCL-2 inhibitor
HDAC Inhibitor
mTOR Inhibitor
Proteasome Inhibitor
Kinase Inhibitor
IDH Inhibitor
PARP Inhibitor
Differentiative Agent
Other
Purine Analog
Combination
Cluster
1
2
3
Blasts
<5%
5-10%
>10%
HMA Exposure
Naive
Responsive
Refractory
BM Blasts
HMA Exposure
> 2 Mutations
IPSS-R Higher Risk
Poor Cytogenetics
TP53
RUNX1
ASXL1
ETV6
EZH2
RAS
Cluster
Dexamethasone
Ruxolitinib
Belinostat
Vorinostat
Lenalidomide
Venetoclax
Enasidenib
Sorafenib
Ivosidenib
Imatinib
Metformin
Arsenic Trioxide
Zoledronic Acid Hydrate
Calcitriol
Tretinoin
Olaparib
Decitabine
Decitabine & Venetoclax
Palbociclib Isethionate
Azacitidine & Venetoclax
Azacitidine
Everolimus
Rapamycin
Panobinostat
Rucaparib
Fludarabine
Bortezomib
Romidepsin
Daunorubicin
Idarubicin
Carfilzomib

Heatmap demonstrates patient-specific responses to all treatments (Spinner et al. Blood Advances 2020)

Notable

All Platform-Predicted Responders Clinically Responded to Their Actual Treatment

Myelodysplastic Syndromes, MDS

100%[1] (N=21)



3
2
1
0
-1
-2
-3
Predicted
Non-Responders
Predicted
Responders
Clinical Non-Responders
Clinical Responders

Clinical Validation Trial with Stanford: Results of the 21 Patients Treated with Platform-Screened Compounds[2]

[1] Response Rate reflects direct Positive Predictive Value (PPV)

[2] Blood Adv (2020) 4 (12): 2768–2778. Mean PPV 0.92, 95% CI [0.69-1.0] in publication reflect statistical bootstrapping methodology

97% Predictive Precision Across Four Clinical Validation Trials

Clinical Non-Responder | Clinical Responder | Predicted Responders

100%* (N=21) | **83%*** (N=9) | **100%*** (N=10) | **100%*** (N=18) | **100%*** (N=13)



Stanford University
Myelodysplastic Syndromes, MDS

Blood Adv (2020) 4 (12): 2768–2778.
Mean PPV 0.92, 95% CI [0.69-1.0]†

MD Anderson Cancer Center
Acute Myeloid Leukemia, AML

ASH Poster (2021)
https://notablelabs.com/category/scientific-poster/ Mean PPV 0.80, 95% CI [0.50-1.0]†

Texas Children's Hospital
Pediatric AML

Blood (2021) 138 (Supplement 1): 2361.
Mean PPV 1.0, 95% CI [1.0-1.0]†

Washington University
MDS + AML (Cohort A)

Washington University
MDS + AML (Cohort B)

AACR 2023 – Cancer Res (2023) 83 (7_Supplement): 4342. A: Mean PPV 1.0, 95% CI [1.0-1.0]; B: Mean PPV 0.86, 95% CI [0.63-1.0]†

* Response Rate reflects direct Positive Predictive Value (PPV)

† Values reflect statistical bootstrapping methodology

Notable

Volasertib: Strong Predictive Performance Further De-Risks Program


Volasertib Dose-Response
Ex Vivo Resistant Fraction
1.0
0.8
0.6
0.4
0.2
0.0
0
No Volasertib
10^0
10^1
10^2
Volasertib [nM]
De Novo
R/R
Not Specified
Highly sensitive patients
Notable Score
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
Disease State
De Novo
R/R
Not Specified

Presented at AACR 2024, San Diego, CA "Guided by a predictive ex vivo test: bringing the PLK1 inhibitor volasertib back into the clinic for relapsed/refractory acute myeloid leukemia patients"
AACR 2024, abstract published in Cancer Res (2024) 84 (6_Supplement): 5178

Notable

Volasertib: Flexible Threshold to Increase Response Rate

Enrichment of Responders with Predictive Medicine Platform



Selection Threshold
100%
50%
X%
Patient Inclusion
Non-Responders
Non-Responders
Responders
Responders
Responders
Response Rate = X%
= 2X%
= 100%

Presented at AACR 2024, San Diego, CA "Guided by a predictive ex vivo test: bringing the PLK1 inhibitor volasertib back into the clinic for relapsed/refractory acute myeloid leukemia patients"
AACR 2024, abstract published in Cancer Res (2024) 84 (6_Supplement): 5178

Notable

Volasertib Lead Candidate

Volasertib: PLK1 Plays a Central Role in Leukemia and Other Cancers

Mechanism of Action


A
Prometaphase
Spindle assembly
Metaphase
Centrosome maturation
Mitotic exit
Prophase
PLK1
Ser/Thr kinase
Anaphase
Interphase
Mitotic entry
Telophase
Cell division
Cytokinesis

Demonstrated Over-Expression

- Polo-like kinase 1 (PLK1) plays a central role in cancer cell proliferation
- PLK1 over-expression has been found in a variety of human cancers and was associated with poor prognoses in cancers
- Many studies have showed that PLK1 inhibition leads to death of cancer cells by interfering with multiple stages of mitosis

Cancer Type	P Value	Fold Change
Lung squamous cell carcinoma	7.41E-157	20.8
Breast invasive carcinoma	5.88E-126	11.3
Lung adenocarcinoma	1.18E-63	9.7
Kidney renal clear cell carcinoma	2.33E-55	6.1
Head and neck squamous cell carcinoma	6.52E-50	4.2
Liver hepatocellular carcinoma	3.59E-40	11.7
Uterine corpus endometrial carcinoma	1.96E-36	21.3
Colon adenocarcinoma	5.97E-33	2.5
Stomach adenocarcinoma	8.45E-27	4.8
Esophageal carcinoma	9.52E-27	10.2
Bladder urothelial carcinoma	4.96E-26	9.1
Prostate adenocarcinoma	1.29E-22	3.3
Kidney renal papillary cell carcinoma	6.76E-22	4.7
Cholangiocarcinoma	6.97E-14	24.3
Glioblastoma multiforme	5.63E-12	12.4
Kidney chromophobe	1.63E-06	3.3
Rectum adenocarcinoma	1.06E-05	2.3
Pancreatic adenocarcinoma	0.04	2.2

Notable

Schöffski, Patrick. "Polo-like kinase (PLK) inhibitors in preclinical and early clinical development in oncology." *The oncologist* 14.6 (2009): 559-570.
Liu, Zhixian, Qingrong Sun, and Xiaosheng Wang. "PLK1, a potential target for cancer therapy." *Translational oncology* 10.1 (2017): 22-32.

Boehringer Ingelheim Volasertib Front Line AML Clinical Trials

753 Unique AML Patients across both trials

↓

Patients were treated with LDAC+Volasertib or LDAC+Placebo

↓

Phase 2 (Europe): Overall response rate of 31% and 8 months median overall survival

↓

Phase 3 (Global): Overall response rate of 27.7% and 5.6 months median overall survival

Summary of AML Trial Results	Phase 2[1]		Phase 3[2]	
	LDAC	LDAC + Vola	LDAC + Placebo	LDAC + Vola
Treatment	45	42	222	444
Complete Response (CR)	6.7% (3)	14.3% (6)	12.2% (27)	15.1% (67)
CRi	6.7% (3)	16.7% (7)	5.0% (11)	12.6% (56)
Overall Response Rate (CR + Cri)	**13.3% (6)**	**31.0% (13)**	**17.1% (38)**	**27.7% (123)**
Median Overall Survival (months)	5.2	8.0	6.5	5.6
Median Event-Free Survival (months)	2.3	5.6	2.8	3.3
Median Relapse-Free Survival (months)	10.0	18.5	18.7	13.1
Febrile Neutropenia (CTCAE grades 3-5)	15.6% (7)	54.8% (23)	28.4% (63)	58.1%(258)
Infections and Infestations (CTCAE grades 3-5)	22.2% (10)	47.6% (20)	38.3% (85)	57.4% (255)

Key Takeaways

- BI Phase 3 post-hoc analysis provided strong rationale that body-surface-area dosing and consistent, standard-of-care antibiotic prophylaxis would enhance Volasertib clinical profile (even without a predictive platform)
- Phase 2/3 used fixed/flat dosing: smaller BMI/BSA resulted in increased toxicities
- Multiple sites in phase 3 were unable to manage febrile neutropenia due to a difference in standardized protocol of managing infections, resulting in overall lower response rate and survival in phase 3
- Responses seen across all risk classifications, including high risk by ELN 2010 (including complex cytogenetics/karyotype, 17p/TP53)

1. Doehner, et al, Blood 2014
2. Doehner, et al, HemaSphere 2021

Volasertib Phase 2 and Phase 3 Trials: Survival Curves

Phase 2 Overall Survival[1]


A
Median OS
LDAC
LDAC + volasertib
7.8 months (95% CI, 3.2-11.1)
9.8 months (95% CI, 3.2-22.6)
HR, 0.54 (95% CI, 0.29-1.02)
Survival Distribution Function (%)
Time (months)
Patients at risk
LDAC 28 25 18 16 14 10 7 4 4 3 2 2 1 1 1 1 0 0 0
LDAC + volasertib 22 18 14 14 12 10 9 9 8 8 7 7 4 4 3 1 1 1 0

Phase 3 Overall Survival[2]


A
25% Median 75%
Placebo+LDAC 2.3 6.5 n.c
Volasertib+LDAC 1.6 4.8 13.6
HR (95% CI): 1.26 (0.95 – 1.67)
log-rank P: 0.1129
Estimated overall survival probability
Time (months)
Patients at risk
125 113 96 85 78 71 54 42 33 23 17 11 7 4 2 2 1 0 0
246 210 170 144 130 109 96 64 48 40 31 23 17 14 7 5 4 1 0

1. Doehner, et al, Blood 2014
2. Doehner, et al, HemaSphere 2021

Notable

Notable's Phase 2 Trial Overview

Company Overview

Volasertib: Notable's De-Risked Development Strategy

- Entering Phase 2 trial in R/R AML; design takes advantage of extensive BI post-hoc analysis
  - Improves upon BI trials and further enhanced by using Notable's platform to pre-screen and enroll patients predicted to respond
- Non-clinical data suggests that volasertib will be effective in complex karyotype and TP53 mutation[1]

Phase 2 Trial Has Two Parts

- Dose optimization 6-12 patient lead-in to assess safety/tolerability of BSA[2] dosing schedule
  - **Dose optimization data Q4 2024**
- Efficacy and Safety using dose from part 1 and predicted responder patient enrichment with continuous readout
  - Body Surface Area dosing and prophylactic antibiotics
  - North American clinical sites
  - Efficacy portion enriched with patients predicted to respond
  - **Initial efficacy data 1H 2025**

Notable

[1] Moison, Céline, et al. "Complex karyotype AML displays G2/M signature and hypersensitivity to PLK1 inhibition." *Blood advances* 3.4 (2019): 552-563
[2] Body Surface Area

Volasertib* Phase 2 Design: Parts One and Two, Schedules A and B


Part One (Unselected)
Part 2 (Selected)
≤ 1 DLT
A+1: 230 mg/m2
200 mg/m2
A-1: 170 mg/m2
≥ 2 DLT
≤ 1 DLT (in first 6)
RP2D mg/m2

*in combination with decitabine, 20mg/m^2 days 1-5, q28 day cycles

The Phase 2 Key Criteria-Relapse/Refractory AML

- Morphologically documented de novo or secondary/therapy-related AML or myelodysplastic syndromes (MDS)/AML, excluding participants with acute promyelocytic leukemia (APL)
- Participants' disease must have failed treatment with or been intolerant to previous therapies or are not candidates for available therapies known to provide a survival advantage for their disease
- Patients must have received 1 to 3 prior lines of therapy for their disease
- Patient Selection:
  - For part 1, no patient selection
  - For part 2, patients must be deemed likely to respond by the predictive medicine platform to be enrolled

Volasertib Phase 2 Trial: Near-Term Inflection Points


FDA Clearance
Lead-In Data
First Site Initiated
Predictive Selection Starts
Continuous Data Read-Out
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

Notable

Volasertib: Opportunities Beyond R/R AML



- Initial indication targeting underserved R/R AML patients
- Potential to expand to first line AML in predicted-to-respond patient population
  - Establish platform as a screen for patients likely to respond to volasertib versus venetoclax based therapies
  - ORR for venetoclax based therapies is about 60-70% (VIALE-A)
- Potential in other hematologic cancer indications including myelodysplastic syndrome as well as select solid tumors

Corporate Summary and Intellectual Property

Notable Business Model

Predict Clinical Responders Through the Notable Platform. Propel Advanced-Stage Drugs over the Finish Line

Platform

Biology and Technology

- Identifies patients most likely to respond to a treatment (no need for genetic markers, e.g. next generation sequencing)
- Measures multi-dimensional biological response of cells to drugs in proprietary bioassay (flow cytometry)
- Computational algorithms integrate these data to accurately predict patient response

Validated and Scalable

- Robotic automation enables virtuous learning cycles and optimization via machine learning
- 97% of predicted responders clinically responded to their actual treatment across 4 validation trials
- Massive, continually growing data repository drives expansion across drugs and diseases

Business Model

From Shelf to Leadership

- Focus on indications with high unmet need (low response rates)
- Target, screen, and in-license advanced-stage shelved drugs or co-develop undervalued drug opportunities
- De-risk and fast-track remaining development in predicted responders

Volasertib: Lead Clinical Program

- In-licensed from Oncoheroes/ Boehringer Ingelheim (BI)
- Initial focus on predicted responders with relapsed/refractory AML
- First Phase 2 data expected in 4Q 2024 (enhancements vs. BI trials)
- Continuous safety and efficacy readouts in 2025 (in platform-predicted responders)

Intellectual Property

Volasertib

- In-licensed BI portfolio.
  - 23 issued patents across API, formulation, method of use, method of manufacture
  - API Loss of Exclusivity = 2027
  - Patent Term Extension strategy: Use on critical Method of Use family, expiring 2035
  - ODD exclusivity = 2033
- Notable additional filings
  - CDX + VOLA novel method patents would extend to 2044+

Predictive Medicine Platform

- Currently protected via trade secret
- Parsing of knowledge across scientific, engineering and data teams
- Drug-specific method filings protect as above

Business Case for Notable Therapeutics and Potential Future Direction

- Volasertib Therapeutic + Predicted Responder Companion Diagnostic
  - Advance volasertib program in predicted responders with relapse/refractory AML
  - Expand Volasertib program to frontline AML (predicted non-responders to standard of care)
  - Expand Volasertib program to MDS, and solid tumors

- Additional in-licensing and/or co-development deals
  - Additional advanced-stage drug for AML in supplementary, platform-predicted population
  - Co-development of phase 2/3 drug with big pharma with suitable terms (upfront cash; milestone/royalty payments)
  - Expand into other hematological diseases and solid tumors (scalable platform)

Executive Leadership



Thomas Bock, M.D., MBA
Chief Executive Officer

Chief Executive Officer | HeritX

SVP and Global Medical Head | Alexion

VP and Global Medical Head | Celgene



Joseph Wagner, Ph.D.
Chief Scientific Officer

President and Chief Executive Officer | BriaCell Therapeutics Corp

President and Chief Executive Officer | OncoCyte Corporation

President & Chief Technology Officer | Cell Targeting, Inc.



Glenn Michelson, M.D.
Chief Medical Officer

VP, Clinical Development | CytomX Therapeutics

VP, Clinical Development | Portola Pharmaceuticals Inc

VP, Oncology and Chief Medical Officer | Plexxikon Inc.



Scott McPherson, CPA
Chief Financial Officer

Chief Financial Officer | MedSec, LLC

Chief Executive Officer | U.S. Environmental, Inc.

Chief Financial Officer | VerifyMe, Inc.

Board of Directors



Tuomo Pätsi
Chair

EVP, Commercial | Seagen

President International | Celgene



Thomas Graney
Chair Audit Committee

Chief Executive Officer | Oxurion

Chief Financial Officer | Vertex Pharmaceuticals



Thomas Dubin
Chair Compensation Committee

Vice Chair | Norwalk Hospital

Chief Legal Officer I Alexion



Michele Galen
Director

Chief Communication Officer
Shire

Chief Communication Officer
Novartis Oncology and Novartis



Michael Rice
Director

Founding Partner | LifeSci Advisors

Co-Head, Healthcare Investment Banking | Canaccord Adams



Peter Feinberg
Director

Co-Founder
BridgeBio Pharma and Sporos Bioventures

Partner and Founding Member
Boxcar Partners

Head, Healthcare Investment Banking
Oppenheimer & Co



Thomas Bock
Chief Executive Officer, Notable

Chief Executive Officer | HeritX

SVP and Global Medical Head | Alexion